Prospectus
October 31, 2006

Class R (Retirement) Shares

Calvert Income Fund

Calvert
Investments that make a difference

a UNIFI Company

Prospectus
October 31, 2006

About the Fund
1	Investment Objective, Strategy, Principal Risks
7	Fees and Expenses
10	Principal Investment Strategies and Risks
About Your Investment
11	About Calvert
13	Advisory Fees
13	Distribution and Service Fees
13	How to Open an Account
14	Important -- How Shares are Priced
15	When Your Account Will be Credited
17	Other Calvert Features / Policies (Exchanges, Market Timing Policy)
18	Dividends, Capital Gains and Taxes
21	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Calvert Income Fund

Objective

Calvert Income Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine its position on the credit, given its fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies (e.g., the Government National Mortgage Association) , the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and U.S. corporations. The Fund also may invest in taxable municipal securities and asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs"). The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

See the "Principal Investment Strategies and Risks" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The market prices of bonds decline.
  The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  For corporate and taxable municipal bonds, as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  American Depositary Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's NAV. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

Class R shares offered by this prospectus have an inception date of October 31, 2006, so no actual performance information is available. The following bar chart and table show the Fund's Class A annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's Class R shares offered by this prospectus would differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. Investors should not consider Class A performance data as an indication of future performance of the Class R shares of the Fund.

Best Quarter (of periods shown)	Q1 '01	7.91%
Worst Quarter (of periods shown)	Q2 '04	-1.70%

Average Annual Total Returns (as of December 31, 2005) (with maximum sales charge deducted)

	1 year	5 years	10 years
Income Fund Class A:
Return before taxes	-0.39%	7.39%	7.43%
Return after taxes on distributions	-0.64%	6.57%	6.57%
Return after taxes on distributions and sale of Fund shares	1.14%	6.58%	6.62%
Lehman U.S. Credit Index	1.96%	7.11%	6.46%
Lipper Corporate Debt Funds BBB-Rated Average	1.95%	6.47%	5.96%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(paid directly from your account)

Maximum sales charge (load) imposed on purchases	None
(as a percentage of offering price)

Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None

Redemption fee1 (as a % of redemption proceeds)	2%
Note: Redemption fee applies only to redemptions, including exchanges, within seven days of purchase

Total annual fund operating expenses2 (deducted from Fund assets)

Management fees	0.69%
Distribution and service (12b-1) fees	0.50%
Other expenses3	0.81%
Total annual fund operating expenses	2.00%
Less fee waiver and/or expense reimbursement4	0.53%
Net expenses	1.47%

Explanation of Fees and Expenses Table

1 The redemption fee applies to redemptions, including exchanges, within seven days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2 Expenses are based on estimates for the Fund's current fiscal year, unless otherwise noted. Management fees include a 0.39% advisory fee paid by the Fund to Calvert Asset Management Company, Inc. ("CAMCO") and a 0.30% administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of CAMCO.

3 "Other expenses" includes custodial, administrative, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the entity receiving the payments.

4 Calvert has agreed contractually to limit net annual fund operating expenses through January 31, 2008. Net operating expenses for the Fund will not exceed 1.47% for Class R shares. Only the Board of Trustees of the Fund may terminate the Fund's expense cap for the contractual period. The Example on the following page reflects this expense limit, but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. The Fund does not expect to incur a material amount of interest expense in the fiscal year. If the Fund were to incur expenses from selling securities short or employing leverage, the costs would be reflected in the net expense ratio. The Fund, however, does not expect to incur a material amount of expense for these activities. The Fund has arrangements with its custodian banks whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less: Fee waiver and/or expense reimbursement."

The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". The amount the Advisor benefited from the credit was less than 0.01% for the Calvert Income for the most recent fiscal year. The Fund anticipates the same non-material amount in the upcoming fiscal year. See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;
  Your investment has a 5% return each year; and
  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$150	$576	$1,029	$2,285

Principal Investment Strategies and Risks

The most concise description of the Fund's principal risk profile is under the earlier summary for the Fund. On the following pages are further descriptions of these principal investment strategies and techniques, along with their risks.

For each of the investment strategies listed, the following table shows the Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table
J	Fund currently uses as a principal investment strategy
xN	Allowed up to x% of the Fund's net assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Fund's tax liability. Risks: Opportunity, Market, and Transaction.

J

Hedging Strategies. The hedging technique of using short sales of U.S. Treasury securities may be used for the limited purposes of managing duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities. Risks: Correlation and Opportunity.

J

Conventional Securities

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. This includes debt instruments denominated in other currencies. Risks: Market, Currency, Transaction, Liquidity, Information, and Political.

25N

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market, and Credit.	J

Investment Strategies and Risks (cont'd)
Conventional Securities (cont'd)

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity, and Information.

35N

Unrated debt securities. Bonds that have not been rated by an NRSRO, the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity, and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market, and Transaction.	15N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate, and Liquidity.

J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity, and Interest Rate.

J

The Fund has additional non-principal investment policies and restrictions (for example, options, futures contracts, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements, and short sales). These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Principal Investment Risk Type

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term (duration and/or maturity) securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

About Calvert

Calvert Asset Management Company, Inc., ("Calvert" or "Advisor") (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814), is the Fund's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of September 30, 2006, Calvert had over $12 billion in assets under management.

Advisor and Portfolio Managers

Information is provided below identifying the portfolio manager who is employed by or associated with Calvert and who is primarily responsible for the day-to-day management of the Fund (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Fund.

Name of Portfolio Manager
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Joint and Primary Lead Portfolio Manager

Advisory Fees

For fiscal year 2006, Calvert is entitled to receive from the Fund an advisory fee of 0.39% of the average daily net assets of the Fund.

A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory agreement with respect to the Fund is available in the annual report of the Fund for the fiscal year ended September 30, 2006.

Distribution and Service Fees

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The table below shows the maximum annual percentage payable under the distribution plan, and the estimated amount to be paid by the Fund for the current fiscal year unless otherwise indicated.

Maximum Payable Under Plan / Amount Estimated to be Paid
0.75% / 0.50%

How to Open an Account

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If a Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Important - How Shares are Priced

The price of shares is based on the Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the direction of the Board of Trustees, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, a Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair-value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

How to Purchase Shares/When Your Account Will be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Request in "Good Order"
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Please contact your recordkeeper or plan administrator in order to sell shares from your retirement plan.

Purchase and Redemption of Shares Through a Financial Intermediary

The Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

The Fund charges a 2% redemption fee on redemptions, including exchanges, within seven days of purchase into the Fund.

The redemption fee will only be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.
  Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes (but no more than quarterly), or by a discretionary platform for mutual fund wrap programs for rebalancing purposes (but no more than quarterly).
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Exchange or redemption transactions by an account that the Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are approved by Fund management pursuant to policies adopted by the Fund's Board of Trustees. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's transfer agent.

  Calvert seeks to identify intermediaries that establish omnibus accounts and to enter into agreements that require those intermediaries to assess any applicable redemption fee on underlying shareholder accounts. Calvert relies on those intermediaries to properly assess any applicable redemption fee. There are no assurances that Calvert will be successful in identifying all intermediaries that maintain omnibus accounts or that those intermediaries will properly assess any applicable redemption fee.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Calvert seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fee. There are no assurances that Calvert will be successful in identifying all intermediaries or that intermediaries will properly assess the fee.

Other Calvert Features / Policies

Calvert Information Network

Exchanges

Shares may only be exchanged for Class R shares of another Calvert Fund.

Market Timing Policy

In general, the Fund is designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Fund discourages frequent purchases and redemptions of fund shares by fund shareholders. Further, the Fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, the Fund's Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at its discretion may reject any purchase or exchange (purchase side only) request it believes to be market timing.

As stated under "How to Sell Shares" in this prospectus, an omnibus account is exempt from the redemption fee if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are approved by Fund management pursuant to policies adopted by the Fund's Board of Trustees. If a significant percentage of the Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Fund.

There is no guarantee that Calvert will detect or prevent market timing activity.

The Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. The Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses, and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Dividends, Capital Gains and Taxes

The Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five (5) fiscal years. The Fund's fiscal year end is September 30. Certain information reflects financial results for a single share by Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for the year ended September 30, 2001, was audited by other auditors.

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$17.37	$17.53
Income from investment operations
Net investment income	.57	.53
Net realized and unrealized gain	.09	.65
Total from investment operations	.66	1.18
Distributions from
Net investment income	(.57)	(.54)
Net realized gain	(.43)	(.80)
Total distributions	(1.00)	(1.34)
Total increase (decrease) in net asset value	(.34)	(.16)
Net asset value, ending	$17.03	$17.37

Total return*	3.95%	7.03%
Ratios to average net assets: A
Net investment income	3.36%	3.08%
Total expenses	1.20%	1.21%
Expenses before offsets	1.20%	1.21%
Net expenses	1.19%	1.20%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$2,976,466	$2,309,621

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$16.14	$17.48	$16.66
Income from investment operations
Net investment income	.79	1.03	1.14
Net realized and unrealized gain (loss)	1.48	(.71)	.98
Total from investment operations	2.27	.32	2.12
Distributions from
Net investment income	(.78)	(1.04)	(1.14)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.88)	(1.66)	(1.30)
Total increase (decrease) in net asset value	1.39	(1.34)	.82
Net asset value, ending	$17.53	$16.14	$17.48

Total return*	14.51%	1.93%	13.31%
Ratios to average net assets: A
Net investment income	4.69%	6.21%	6.66%
Total expenses	1.21%	1.12%	1.10%
Expenses before offsets	1.21%	1.12%	1.10%
Net expenses	1.21%	1.11%	1.08%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$1,673,699	$1,490,514	$945,671

See notes to financial highlights

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$17.35	$17.52
Income from investment operations
Net investment income	.45	.41
Net realized and unrealized gain (loss)	.09	.64
Total from investment operations	.54	1.05
Distributions from
Net investment income	(.45)	(.42)
Net realized gain	(.43)	(.80)
Total distributions	(.88)	(1.22)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.01	$17.35

Total return*	3.22%	6.20%
Ratios to average net assets: A
Net investment income	2.60%	2.37%
Total expenses	1.94%	1.95%
Expenses before offsets	1.94%	1.95%
Net expenses	1.93%	1.93%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$346,829	$373,648

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.47	$16.66
Income from investment operations
Net investment income	.66	.89	1.00
Net realized and unrealized gain (loss)	1.48	(.71)	.98
Total from investment operations	2.14	.18	1.98
Distributions from
Net investment income	(.65)	(.90)	(1.01)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.75)	(1.52)	(1.17)
Total increase (decrease) in net asset value	1.39	(1.34)	.81
Net asset value, ending	$17.52	$16.13	$17.47

Total return*	13.67%	1.14%	12.38%
Ratios to average net assets: A
Net investment income	3.94%	5.42%	5.74%
Total expenses	1.94%	1.94%	1.93%
Expenses before offsets	1.94%	1.94%	1.93%
Net expenses	1.94%	1.93%	1.91%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$369,355	$321,562	$144,580

See notes to financial highlights

Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$17.35	$17.52
Income from investment operations
Net investment income	.45	.41
Net realized and unrealized gain (loss)	.10	.64
Total from investment operations	.55	1.05
Distributions from
Net investment income	(.45)	(.42)
Net realized gain	(.43)	(.80)
Total distributions	(.88)	(1.22)
Total increase (decrease) in net asset value	(.33)	(.17)
Net asset value, ending	$17.02	$17.35

Total return*	3.29%	6.23%
Ratios to average net assets: A
Net investment income	2.66%	2.39%
Total expenses	1.91%	1.92%
Expenses before offsets	1.91%	1.92%
Net expenses	1.90%	1.91%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$285,889	$231,952

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.47	$16.67
Income from investment operations
Net investment income	.67	.89	.98
Net realized and unrealized gain (loss)	1.48	(.71)	.95
Total from investment operations	2.15	.18	1.93
Distributions from
Net investment income	(.66)	(.90)	(.97)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.76)	(1.52)	(1.13)
Total increase (decrease) in net asset value	1.39	(1.34)	.80
Net asset value, ending	$17.52	$16.13	$17.47

Total return*	13.72%	1.09%	12.09%
Ratios to average net assets: A
Net investment income	3.98%	5.40%	5.32%
Total expenses	1.89%	1.97%	2.09%
Expenses before offsets	1.89%	1.97%	2.09%
Net expenses	1.88%	1.96%	2.06%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$194,686	$159,007	$38,185

See notes to financial highlights

Financial Highlights
	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$17.36	$17.53
Income from investment operations
Net investment income	.69	.64
Net realized and unrealized gain	.09	.64
Total from investment operations	.78	1.28
Distributions from
Net investment income	(.69)	(.65)
Net realized gain	(.43)	(.80)
Total distributions	(1.12)	(1.45)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.02	$17.36

Total return*	4.66%	7.65%
Ratios to average net assets: A
Net investment income	3.98%	3.74%
Total expenses	.55%	.56%
Expenses before offsets	.55%	.56%
Net expenses	.55%	.56%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$62,013	$67,736

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.46	$16.63
Income from investment operations
Net investment income	.89	1.06	1.22
Net realized and unrealized gain (loss)	1.49	(.66)	.97
Total from investment operations	2.38	.40	2.19
Distributions from
Net investment income	(.88)	(1.11)	(1.20)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.98)	(1.73)	(1.36)
Total increase (decrease) in net asset value	1.40	(1.33)	.83
Net asset value, ending	$17.53	$16.13	$17.46

Total return*	15.31%	2.46%	13.81%
Ratios to average net assets: A
Net investment income	5.22%	6.70%	7.40%
Total expenses	.57%	.61%	.68%
Expenses before offsets	.57%	.61%	.68%
Net expenses	.56%	.60%	.66%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$54,842	$33,782	$14,311

See notes to financial highlights.

Notes to Financial Highlights

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Web-Site
www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund, including a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-368-2745

The Fund also makes available its SAI and its Annual or Semi-Annual Reports, free of charge on or through its website at the Internet address listed below:

Calvert Web-Site
www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No.: 811-3416

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